UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: _12/31

Date of reporting period:  12/31/16_

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

December 31, 2016

Franklin Mutual European Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Franklin Mutual European Fund	3
Performance Summary	8
Your Fund's Expenses	11
Financial Highlights and Statement of Investments	12
FinancialStatements	22
Notes to Financial Statements	26
Report of Independent Registered
Public Accounting Firm .	39
Tax Information .	40
Board Members and Officers	41
Shareholder Information	45

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

franklintempleton.com

Annual Report

Franklin Mutual European Fund

This annual report for Franklin Mutual European Fund covers the fiscal year ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies. It focuses mainly on what the investment manager believes are undervalued mid- and large cap equity securities and, to a lesser extent, the securities of distressed companies and merger arbitrage securities.

Performance Overview

The Fund’s Class Z shares generated a +2.40% cumulative total return for the 12 months under review. For comparison, the Fund’s benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s developed markets, produced a +7.23% total return in local currency terms.1 Also for comparison, the MSCI Europe Index posted a +0.22% total return in U.S. dollar terms.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries (OPEC) deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

franklintempleton.com

Annual Report

3

FRANKLIN MUTUAL EUROPEAN FUND

referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, a cheaper euro that supported exports, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by hedge ?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

The year 2016 was a roller coaster year for European markets. Fears of global recession drove markets down early in the year, a gradual recovery was briefly disrupted by the Brexit referendum vote in late June and the unexpected election of Donald Trump in November served as the catalyst for a late-year market spike. Early-year recession fears steadily faded as economic activity picked up and commodity markets recovered, with Brent oil prices climbing back over US$50 a barrel, from lows of almost half that level early in the year. As the year ended, the region’s equity markets appreciated, as concerns about deflation receded following a steady flow of encouraging economic data.

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/16

% of Total
Net Assets
Insurance	13.7%
Diversified Telecommunication Services	7.8%
Oil, Gas & Consumable Fuels	7.1%
Pharmaceuticals	6.3%
Auto Components	4.2%
Banks	3.8%
Food & Staples Retailing	3.8%
Specialty Retail	3.5%
Industrial Conglomerates	3.5%
Electric Utilities	3.1%

Political activity in 2016 was unpredictable, by most standards, with material impact on markets. In mid-year, the Brexit vote surprised markets, triggering a significant depreciation in the value of the British pound. The process by which Brexit will be implemented remains very unclear and in our view will be an overhang for some time. The election of Donald Trump was also a surprise, and was coupled with the unexpected retention of both houses of Congress by the Republican Party. Markets quickly reacted to Trump and Republican policy preferences, with cyclical and regulated sectors, such as banks, posting strong returns. Late in the year, the Italian referendum to reform the electoral system failed, leading to the resignation of the prime minister and the formation of a new government. Put together, these events reflect widespread skepticism of “the

4 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Top 10 Equity Holdings
12/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Koninklijke Philips NV	3.5%
Industrial Conglomerates, Netherlands
Royal Dutch Shell PLC	3.2%
Oil, Gas & Consumable Fuels, U.K.
Enel SpA	3.1%
Electric Utilities, Italy
RSA Insurance Group PLC	2.9%
Insurance, U.K.
NN Group NV	2.9%
Insurance, Netherlands
Deutsche Telekom AG	2.8%
Diversified Telecommunication Services, Germany
Novartis AG	2.8%
Pharmaceuticals, Switzerland
Metro AG	2.7%
Food & Staples Retailing, Germany
XL Group Ltd.	2.7%
Insurance, Ireland
LafargeHolcim Ltd.	2.6%
Construction Materials, Switzerland

powers that be” and a desire for change, of whatever type, by significant portions of the population of developed economies.

The implications of such desire for political change for financial markets are not clear. In the near term, each event has led to “first order” impacts. For Brexit, we saw strong stock price movements among U.K. firms with significant non-U.K. business exposure, while shares of primarily domestic firms weakened. Trump’s election led to outperformance by sectors expected to benefit the most from corporate tax reform, decreased regulation and changes in terms of trade. The Italian referendum has been followed by difficulties in getting investors to support needed recapitalizations of Italian banks. However, the longer term impacts remain unclear. Will the U.K. have a “hard Brexit” with limited room for negotiations with the European Union? Will the new U.S. administration spark a global trade war? Will Italy further drag down Europe?

As value investors, we certainly benefited this year from steady economic growth and the year-end market surge. However, we do not invest primarily on views of political outcomes. We invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

The industrials and consumer discretionary sectors are particular areas of current investment focus for the Fund.2 This focus reflects the many opportunities the Fund is finding to buy shares in companies where earnings are close to record low levels and, in many situations, the management teams have executed aggressive cost cutting plans to drive earnings growth, independent of an economic recovery in the company’s end markets. An example of such a firm is the Fund’s investment in FLSmidth, a Denmark-based mining equipment and cement equipment supplier. Faced with weak end-market outlooks, the company used the mining equipment downturn to structurally reduce its cost base, better position itself and potentially drive higher returns in the next upcycle.

Another long-standing industrials company held by the Fund is A.P. Moeller-Maersk. The year 2016 was an eventful year for the company—the chief executive officer (CEO) departed suddenly and the company announced, following a strategic review, that it intends to become a pure play transportation company, with plans to exit its oil-related business over the next two years. Despite volatile oil prices and low shipping rates, the stock price appreciated. The company finished the year strongly after it provided more visibility to the markets on the new dedicated transportation company, and the company also announced the acquisition of privately held Hamburg Sud,3 improving Maersk’s global shipping market share and strengthening its position in Latin America.

Turning to Fund performance, top positive contributors included oil and natural gas producer Royal Dutch Shell, French specialty chemical company Arkema and global commercial insurer RSA Insurance Group.

Although average crude oil prices during the period were lower than the prior year, they appeared to have bottomed in February, and the outlook at year-end was improved in part due to a production cut agreement by both OPEC and certain non-OPEC countries, which benefited many energy shares, including those of Royal Dutch Shell. Early in the year, Shell completed the acquisition of BG Group,4 which strengthened the company’s portfolio, but placed some pressure on its

2. The industrials sector comprises air freight and logistics, commercial services and supplies, construction and engineering, industrial conglomerates, machinery, marine, and trading companies and distributors in the SOI. The consumer discretionary sector comprises auto components; hotels, restaurants and leisure; media; and specialty retail in the
SOI.
3. Not a Fund holding.
4. Not held at period-end.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

5

FRANKLIN MUTUAL EUROPEAN FUND

balance sheet at a time of weak commodity prices. In June, investors reacted favorably to Royal Dutch Shell’s strategy update, which included an upward revision to synergies related to the BG Group acquisition, including a lower cost base, a limit on capital spending and an implicit lower oil-price breakeven point. The company also reiterated its intention to dispose of $30 billion of assets through 2018, maintain its dividend, eliminate the scrip dividend, and buy back $25 billion of shares over time. Shares of Royal Dutch Shell did not follow the broad equity market decline after the Brexit referendum result in June. The company is a U.S. dollar-based business, which reports and declares its dividends in U.S. dollars, resulting in what we consider to be a more attractive valuation in its local market, given the decline of the British pound.

Arkema reported improving results throughout the year that consistently exceeded consensus earnings estimates. Improving conditions in its acrylics, coatings, fluorogases and Bostik division adhesives businesses contributed to an increase in margins. In addition, the company benefited from lower raw materials prices in the first half of the year and lower costs due to a weaker euro. In July, investors responded positively to Arkema’s announced acquisition of Den Braven,3 a producer of sealants for insulation and construction. While the deal was small, investors generally viewed the sealants business as a natural fit within the company’s Bostik businesses and consistent with Arkema’s larger strategy to get into less volatile, higher margin businesses. The Fund exited its position in Arkema shares as they approached our estimate of fair value.

RSA Insurance is a global commercial insurer that provides property, automobile, liability and specialty insurance products. The company improved core earnings and capital during the year, driven by stronger underwriting, an emphasis on policy pricing rather than increasing policy volumes, and cost management. The company also benefited from a decline in the British pound following the Brexit referendum result in June, and clarified to investors that it did not expect any significant business disruption as RSA conducts a minimal amount of business in the European Union from its operations in the U.K.

During the period under review, Fund investments that detracted from performance included Italy-based insurance and financial services firm Assicurazioni Generali, Finland-based global communications and information technology company Nokia and French banking and financial services company Société Générale.

Shares of Assicurazioni Generali followed the broad-based decline in global financial markets in January and early February 2016. The financials sector in Europe was hindered by the potentially detrimental effect of the European Central Bank’s negative interest-rate policy, ongoing concerns about the health of the global economy, and challenging conditions in capital markets. In addition, investors reacted negatively to the January announcement that CEO Mario Greco was leaving Assicurazioni Generali to take the CEO position at Zurich Insurance Group.3 Italian financials were among the hardest hit as investors became concerned leading up to the Brexit vote that the decision by U.K. voters may have negative financial and political implications for Italy. We exited the stock prior to the Brexit referendum result.

Nokia’s stock price retreated in early February 2016 after the International Court of Arbitration issued a binding ruling prescribing lower-than-estimated royalty rates that South Korea-based Samsung Electronics3 is to pay to Nokia. The decision has negative implications for the high-margin cash flows Nokia is supposed to receive. In February 2016, Nokia also announced its first set of quarterly results following the January 2016 close of its Alcatel-Lucent3 acquisition. Investors reacted negatively to management’s cautious comments regarding demand for new mobile networks in China and the absence of formal guidance. In late October, shares fell further as quarterly results showed a decline in network equipment revenues and management cautioned that year-over-year sales in 2017 could be negative.

France-based bank Société Générale declined significantly in January and early February as Europe’s financials sector was hindered by the detrimental effects of low interest rates, ongoing concerns about the health of the global economy, and challenging conditions in capital markets. The stock also dropped sharply in late June after the Brexit referendum result. Specific to the company, investors reacted negatively to weak full-year results released in February, which showed soft investment banking numbers. The company also stated at the time that it would likely miss return targets in 2016 because of historically low interest rates and volatile financial markets. The shifting economic environment led us to adjust our risk-reward assessment of the financials sector and contributed to our decision to exit the position.

During the period, the Fund held currency forwards and futures to partially hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, while currency futures had a negligible impact.

6 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

Philippe Brugere-Trelat has been co-portfolio manager for Franklin Mutual European Fund since 2010 and portfolio manager since 2005. He also has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Katrina Dudley has been co-portfolio manager for Franklin Mutual European Fund since 2010 and was assistant portfolio manager since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Annual Report

7

FRANKLIN MUTUAL EUROPEAN FUND

Performance Summary as of December 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
Z
1-Year	+2.40%	+2.40%
5-Year	+47.80%	+8.13%
10-Year	+43.69%	+3.69%
A
1-Year	+2.12%	-3.77%
5-Year	+45.69%	+6.55%
10-Year	+39.62%	+2.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

8 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 10 for Performance Summary footnotes.

franklintempleton.com

Annual Report

9

FRANKLIN MUTUAL EUROPEAN FUND
PERFORMANCE SUMMARY

Total Annual Operating Expenses[5]
Share Class
Z	1.05%
A	1.30%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than afundthatis more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The MSCI Europe Index (Local Currency and U.S. Dollar) is a market capitalization-weighted index designed to measure equity market performance of developed markets in Europe.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

10 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]
Z	$1,000	$1,115.00	$5.64	$1,019.81	$5.38	1.06%
A	$1,000	$1,113.40	$6.96	$1,018.55	$6.65	1.31%
C	$1,000	$1,109.00	$10.92	$1,014.78	$10.43	2.06%
R	$1,000	$1,111.70	$8.28	$1,017.29	$7.91	1.56%
R6	$1,000	$1,115.20	$4.73	$1,020.66	$4.52	0.89%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com

Annual Report

11

FRANKLIN MUTUAL EUROPEAN FUND

Financial Highlights
		Year Ended December 31,
	2016	2015	2014	2013	2012
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.48	$20.86	$24.76	$21.13	$18.95
Income from investment operations[a]:
Net investment income[b]	0.63 [c]	0.42	0.73 [d]	0.49	0.44
Net realized and unrealized gains (losses)	(0.17)	(0.27)	(1.73)	5.12	2.89
Total from investment operations	0.46	0.15	(1.00)	5.61	3.33
Less distributions from:
Net investment income	(0.47)	(0.46)	(0.67)	(0.46)	(0.68)
Net realized gains	(0.27)	(1.07)	(2.23)	(1.52)	(0.47)
Total distributions	(0.74)	(1.53)	(2.90)	(1.98)	(1.15)
Net asset value, end of year.	$19.20	$19.48	$20.86	$24.76	$21.13

Total return	2.40%	0.82%	(4.00)%	26.68%	17.73%

Ratios to average net assets
Expenses[e]	1.06%[f,g]	1.05%	1.04%[f]	1.07%[f]	1.13%
Expenses incurred in connection with securities sold short	—%	—%[h]	0.01%	—%[h]	—%
Net investment income	3.42%[c]	1.93%	2.93%[d]	2.04%	2.16%

Supplemental data
Net assets, end of year (000’s)	$1,175,972	$1,355,780	$1,128,769	$1,399,294	$1,101,659
Portfolio turnover rate	16.43%	32.59%	54.05%	39.05%	41.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.50%.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hRounds to less than 0.01%.

12 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.95	$20.33	$24.21	$20.71	$18.59
Income from investment operations[a]:
Net investment income[b]	0.57 [c]	0.35	0.61 [d]	0.42	0.37
Net realized and unrealized gains (losses)	(0.18)	(0.26)	(1.66)	4.99	2.84
Total from investment operations	0.39	0.09	(1.05)	5.41	3.21
Less distributions from:
Net investment income	(0.41)	(0.40)	(0.60)	(0.39)	(0.62)
Net realized gains	(0.27)	(1.07)	(2.23)	(1.52)	(0.47)
Total distributions	(0.68)	(1.47)	(2.83)	(1.91)	(1.09)
Net asset value, end of year.	$18.66	$18.95	$20.33	$24.21	$20.71

Total return[e]	2.12%	0.57%	(4.31)%	26.30%	17.37%

Ratios to average net assets
Expenses[f]	1.31%[g,h]	1.33%	1.34%[g]	1.37%[g]	1.43%
Expenses incurred in connection with securities sold short	—%	—%[i]	0.01%	—%[i]	—%
Net investment income	3.17%[c]	1.65%	2.63%[d]	1.74%	1.86%

Supplemental data
Net assets, end of year (000’s)	$769,297	$1,033,307	$843,836	$839,655	$653,435
Portfolio turnover rate	16.43%	32.59%	54.05%	39.05%	41.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.25%.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 13

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.97	$20.37	$24.25	$20.79	$18.66
Income from investment operations[a]:
Net investment income[b]	0.44 [c]	0.19	0.43 [d]	0.24	0.24
Net realized and unrealized gains (losses)	(0.19)	(0.25)	(1.64)	5.02	2.83
Total from investment operations	0.25	(0.06)	(1.21)	5.26	3.07
Less distributions from:
Net investment income	(0.25)	(0.27)	(0.44)	(0.28)	(0.47)
Net realized gains	(0.27)	(1.07)	(2.23)	(1.52)	(0.47)
Total distributions	(0.52)	(1.34)	(2.67)	(1.80)	(0.94)
Net asset value, end of year.	$18.70	$18.97	$20.37	$24.25	$20.79

Total return[e]	1.32%	(0.16)%	(4.97)%	25.44%	16.54%

Ratios to average net assets
Expenses[f]	2.06%[g,h]	2.05%	2.04%[g]	2.07%[g]	2.13%
Expenses incurred in connection with securities sold short	—%	—%[i]	0.01%	—%[i]	—%
Net investment income	2.42%[c]	0.93%	1.93%[d]	1.04%	1.16%

Supplemental data
Net assets, end of year (000’s)	$209,196	$291,752	$216,258	$198,491	$122,438
Portfolio turnover rate	16.43%	32.59%	54.05%	39.05%	41.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 1.50%.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.62	$20.04	$23.95	$20.55	$18.47
Income from investment operations[a]:
Net investment income[b]	0.52 [c]	0.27	0.41 [d]	0.31	0.33
Net realized and unrealized gains (losses)	(0.18)	(0.23)	(1.49)	5.02	2.81
Total from investment operations	0.34	0.04	(1.08)	5.33	3.14
Less distributions from:
Net investment income	(0.34)	(0.39)	(0.60)	(0.41)	(0.59)
Net realized gains	(0.27)	(1.07)	(2.23)	(1.52)	(0.47)
Total distributions	(0.61)	(1.46)	(2.83)	(1.93)	(1.06)
Net asset value, end of year.	$18.35	$18.62	$20.04	$23.95	$20.55

Total return	1.86%	0.37%	(4.52)%	26.05%	17.16%

Ratios to average net assets
Expenses[e]	1.56%[f,g]	1.55%	1.54%[f]	1.57%[f]	1.63%
Expenses incurred in connection with securities sold short	—%	—%[h]	0.01%	—%[h]	—%
Net investment income	2.92%[c]	1.43%	2.43%[d]	1.54%	1.66%

Supplemental data
Net assets, end of year (000’s)	$626	$997	$421	$133	$46
Portfolio turnover rate	16.43%	32.59%	54.05%	39.05%	41.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.00%.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hRounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.47	$20.85	$24.75	$22.54
Income from investment operations[b]:
Net investment income[c]	0.66 [d]	0.46	0.75 [e]	0.28
Net realized and unrealized gains (losses)	(0.17)	(0.28)	(1.71)	3.95
Total from investment operations	0.49	0.18	(0.96)	4.23
Less distributions from:
Net investment income.	(0.50)	(0.49)	(0.71)	(0.50)
Net realized gains	(0.27)	(1.07)	(2.23)	(1.52)
Total distributions	(0.77)	(1.56)	(2.94)	(2.02)
Net asset value, end of year	$19.19	$19.47	$20.85	$24.75

Total return[f]	2.53%	0.98%	(3.88)%	18.99%

Ratios to average net assets[g]
Expenses[h]	0.89%[i,j]	0.89%	0.89%[i]	0.90%[i]
Expenses incurred in connection with securities sold short	—%	—%[k]	0.01%	—%[k]
Net investment income	3.59%[d]	2.09%	3.08%[e]	2.21%

Supplemental data
Net assets, end of year (000’s)	$311,784	$373,904	$334,396	$317,690
Portfolio turnover rate	16.43%	32.59%	54.05%	39.05%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.67%.
eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Statement of Investments, December 31, 2016
		Shares/
	Country	Rights	Value

Common Stocks and Other Equity Interests 82.8%
Air Freight & Logistics 1.1%
Deutsche Post AG.	Germany	829,031	$27,246,490
Auto Components 2.3%
Cie Generale des Etablissements Michelin, B.	France	515,350	57,315,957
Banks 3.8%
BNP Paribas SA	France	368,240	23,460,831
HSBC Holdings PLC	United Kingdom	2,732,076	22,108,022
[a] Standard Chartered PLC	United Kingdom	5,933,206	48,501,331
			94,070,184
Capital Markets 0.1%
Oslo Bors VPS Holding ASA	Norway	340,000	3,542,077
Chemicals 2.0%
Lanxess AG	Germany	620,127	40,683,225
Syngenta AG	Switzerland	20,230	7,995,459
			48,678,684
Commercial Services & Supplies 1.2%
G4S PLC	United Kingdom	10,283,548	29,769,305
Communications Equipment 2.3%
Nokia OYJ, A	Finland	5,254,934	25,368,159
Nokia OYJ, ADR	Finland	6,476,564	31,152,273
			56,520,432
Construction & Engineering 2.0%
FLSmidth & Co. AS	Denmark	1,157,049	47,989,943
Construction Materials 2.6%
LafargeHolcim Ltd., B	Switzerland	1,216,211	64,070,817
Diversified Telecommunication Services 7.8%
Deutsche Telekom AG	Germany	4,071,986	70,073,709
Hellenic Telecommunications Organization SA	Greece	3,445,216	32,371,751
Koninklijke KPN NV.	Netherlands	21,300,825	63,069,414
[a] Telecom Italia SpA	Italy	30,583,587	26,934,701
			192,449,575
Electric Utilities 3.1%
Enel SpA	Italy	17,391,006	76,635,440
Food & Staples Retailing 3.8%
Carrefour SA	France	1,071,920	25,817,040
Metro AG	Germany	2,021,416	67,179,205
			92,996,245
Hotels, Restaurants & Leisure 2.5%
Accor SA	France	1,660,611	61,906,655
Industrial Conglomerates 3.5%
Koninklijke Philips NV	Netherlands	2,795,546	85,302,728
Insurance 13.7%
Ageas	Belgium	1,192,769	47,201,734
Direct Line Insurance Group PLC	United Kingdom	9,850,945	44,826,274
Lancashire Holdings Ltd	United Kingdom	3,612,800	30,885,970
NN Group NV	Netherlands	2,111,854	71,540,274
RSA Insurance Group PLC	United Kingdom	10,023,189	72,353,807
UNIQA Insurance Group AG	Austria	710,554	5,383,043

franklintempleton.com

Annual Report

17

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Rights	Value

Common Stocks and Other Equity Interests (continued)
Insurance (continued)
XL Group Ltd	Ireland	1,794,560	$66,865,306
			339,056,408
Machinery 2.1%
CNH Industrial NV	United Kingdom	2,999,447	26,084,489
CNH Industrial NV, special voting	United Kingdom	833,461	7,248,137
[a] Vossloh AG	Germany	293,290	18,395,630
			51,728,256
Marine 2.6%
A.P. Moeller-Maersk AS, B	Denmark	39,429	62,902,882
Media 0.4%
[a] Liberty Global PLC, C	United Kingdom	334,573	9,936,818
Metals & Mining 2.0%
ThyssenKrupp AG.	Germany	859,109	20,465,529
Voestalpine AG	Austria	762,829	29,930,768
			50,396,297
Multi-Utilities 0.8%
[a] innogy SE	Germany	590,801	20,520,362
Oil, Gas & Consumable Fuels 7.1%
BP PLC	United Kingdom	8,930,241	56,059,659
[a] Cairn Energy PLC	United Kingdom	11,686,224	33,959,400
[a] Repsol SA	Spain	473,071	6,680,010
[a] Repsol SA, rts., 1/06/17	Spain	473,071	175,213
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,241,414	33,942,017
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	1,603,748	44,302,316
			175,118,615
Pharmaceuticals 6.3%
GlaxoSmithKline PLC	United Kingdom	2,554,947	49,161,008
Novartis AG	Switzerland	955,287	69,507,823
Sanofi	France	450,899	36,484,121
			155,152,952
Professional Services 0.3%
Relx PLC	United Kingdom	400,753	7,153,244
Road & Rail 0.0%
[b,c] Euro Wagon LP	Jersey Islands	16,127,149	—
Specialty Retail 3.5%
[a] Dufry AG	Switzerland	345,245	43,053,923
Hornbach Holding AG & Co. KGaA	Germany	144,613	9,540,544
Kingfisher PLC	United Kingdom	7,902,254	34,099,576
			86,694,043
Tobacco 0.9%
Imperial Brands PLC	United Kingdom	525,910	22,949,813
Trading Companies & Distributors 2.7%
[a] Kloeckner & Co. SE	Germany	3,031,653	37,991,770
Rexel SA	France	1,661,212	27,328,842
			65,320,612

18 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Rights	Value
Common Stocks and Other Equity Interests (continued)
Wireless Telecommunication Services 2.3%
Vodafone Group PLC	United Kingdom	23,038,468	$56,717,307
Total Common Stocks and Other Equity Interests
(Cost $2,094,449,324)			2,042,142,141

Preferred Stocks 4.4%
Auto Components 1.9%
[d] Schaeffler AG, 3.557%, pfd	Germany	3,156,455	46,679,773
Automobiles 2.5%
[d] Volkswagen AG, 0.127%, pfd	Germany	446,068	62,588,186
Total Preferred Stocks (Cost $116,912,951)			109,267,959
Total Investments before Short Term Investments
(Cost $2,211,362,275)			2,151,410,100

		Principal
		Amount
Short Term Investments 9.9%
U.S. Government and Agency Securities 9.9%
[e] FHLB, 1/03/17	United States	$36,600,000	36,600,000
[e] U.S. Treasury Bill,
2/09/17	United States	25,000,000	24,988,582
2/16/17	United States	30,000,000	29,984,040
2/23/17	United States	30,000,000	29,980,200
1/05/17 - 6/08/17	United States	123,700,000	123,523,094
Total U.S. Government and Agency Securities
(Cost $245,072,338)			245,075,916
Total Investments (Cost $2,456,434,613) 97.1%.			2,396,486,016
Other Assets, less Liabilities 2.9%			70,389,216
Net Assets 100.0%			$2,466,875,232

aNon-income producing.
bSee Note 11 regarding holdings of 5% voting securities.
cSee Note 9 regarding restricted securities.
dVariable rate security. The rate shown represents the yield at period end.
eThe security was issued on a discount basis with no stated coupon rate.

franklintempleton.com

Annual Report

19

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS

At December 31, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

			Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type		Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD	Short		3,572	$472,129,100	3/13/17	$1,818,601	$—
GBP/USD	Short		2,514	194,175,075	3/13/17	4,331,250	—
Total Futures Contracts						$6,149,851	$—
Net unrealized appreciation (depreciation)						$6,149,851

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Swiss Franc	BONY	Buy	92,700	$95,586	1/12/17	$—	$(4,470)
Swiss Franc	BONY	Sell	1,972,974	2,014,248	1/12/17	74,993	—
Swiss Franc	FBCO	Buy	1,922,674	1,914,042	1/12/17	—	(24,226)
Swiss Franc	HSBK	Sell	106,100	107,322	1/12/17	3,035	—
Swiss Franc	SSBT	Buy	87,000	90,034	1/12/17	—	(4,521)
Swiss Franc	SSBT	Sell	23,300	23,559	1/12/17	657	—
British Pound	BOFA	Sell	6,878,969	9,093,269	1/13/17	615,965	—
British Pound	BONY	Buy	1,251,999	1,553,543	1/13/17	—	(10,641)
British Pound	BONY	Sell	11,113,455	14,640,775	1/13/17	945,098	—
British Pound	FBCO	Sell	16,560,813	21,847,516	1/13/17	1,438,782	—
British Pound	HSBK	Sell	23,514,598	31,059,430	1/13/17	2,081,190	—
British Pound	SSBT	Buy	4,053,090	5,042,060	1/13/17	—	(47,229)
British Pound	SSBT	Sell	13,704,673	18,080,513	1/13/17	1,191,546	—
British Pound	UBSW	Buy	1,413,939	1,800,383	1/13/17	—	(57,913)
Euro	BOFA	Sell	16,514,320	18,465,075	1/17/17	1,071,468	—
Euro	BONY	Sell	1,029,105	1,155,222	1/17/17	71,323	—
Euro	FBCO	Sell	22,378,585	24,937,387	1/17/17	1,367,279	—
Euro	HSBK	Sell	20,410,711	22,793,624	1/17/17	1,296,166	—
Euro	SSBT	Sell	21,715,796	24,225,382	1/17/17	1,353,353	—
Norwegian Krone	BONY	Buy	316,000	38,079	1/25/17	—	(1,492)
Norwegian Krone	BONY	Sell	812,500	93,847	1/25/17	—	(227)
Norwegian Krone	HSBK	Sell	326,058	37,583	1/25/17	—	(169)
Norwegian Krone	HSBK	Sell	29,216,210	3,451,835	1/25/17	69,072	—
British Pound	BOFA	Sell	2,966,330	3,680,118	2/13/17	21,788	—
British Pound	FBCO	Sell	1,880,000	2,304,870	2/13/17	—	(13,705)
British Pound	FBCO	Sell	31,582,256	41,206,887	2/13/17	2,256,967	—
British Pound	HSBK	Sell	161,500	199,057	2/13/17	—	(118)
British Pound	HSBK	Sell	34,520,625	44,902,897	2/13/17	2,329,131	—
British Pound	SSBT	Sell	2,158,165	2,815,620	2/13/17	153,988	—
British Pound	SSBT	Sell	3,532,495	4,348,002	2/13/17	—	(8,572)
British Pound	UBSW	Sell	2,078,467	2,729,692	2/13/17	166,350	—
British Pound	UBSW	Sell	3,353,951	4,125,408	2/13/17	—	(10,970)
Euro	BOFA	Sell	1,109,753	1,252,689	2/17/17	82,146	—
Euro	FBCO	Sell	1,109,753	1,251,557	2/17/17	81,014	—
Euro	HSBK	Sell	7,148,923	8,111,016	2/17/17	570,491	—

20 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	SSBT	Sell	6,143,465	$6,944,348	2/17/17	$464,357	$—
Euro	UBSW	Sell	121,977,059	137,812,730	2/17/17	9,154,029	—
Euro	BOFA	Sell	1,559,677	1,638,365	4/07/17	—	(11,122)
Euro	BOFA	Sell	6,527,392	7,340,137	4/07/17	436,880	—
Euro	BONY	Sell	630,661	658,487	4/07/17	—	(8,489)
Euro	FBCO	Sell	60,989,382	67,820,476	4/07/17	3,319,159	—
Euro	HSBK	Sell	1,559,678	1,638,226	4/07/17	—	(11,263)
Euro	SSBT	Sell	1,246,007	1,300,967	4/07/17	—	(16,788)
Euro	SSBT	Sell	60,989,382	67,820,784	4/07/17	3,319,467	—
Euro	BOFA	Sell	3,644,730	3,817,472	4/18/17	—	(39,298)
Euro	BOFA	Sell	30,398,491	33,763,604	4/18/17	1,596,619	—
Euro	BONY	Sell	758,055	809,440	4/18/17	7,283	—
Euro	BONY	Sell	1,014,754	1,067,308	4/18/17	—	(6,481)
Euro	HSBK	Sell	2,766,581	2,967,178	4/18/17	39,646	—
Euro	SSBT	Sell	1,973,411	2,077,023	4/18/17	—	(11,195)
Euro	SSBT	Sell	2,766,581	2,970,277	4/18/17	42,745	—
Euro	UBSW	Sell	1,973,411	2,076,626	4/18/17	—	(11,592)
Euro	UBSW	Sell	82,793,999	92,576,178	4/18/17	4,965,470	—
British Pound	SSBT	Sell	17,849,782	22,367,562	4/24/17	314,881	—
British Pound	UBSW	Sell	47,046,613	57,745,013	4/24/17	—	(379,167)
Euro	BOFA	Sell	36,438,283	40,756,280	5/04/17	2,166,585	—
Euro	BONY	Sell	1,787,508	1,914,835	5/04/17	21,788	—
Euro	HSBK	Sell	38,177,885	42,638,195	5/04/17	2,206,188	—
Euro	SSBT	Sell	3,793,562	4,075,723	5/04/17	58,178	—
Euro	UBSW	Sell	58,301,849	62,926,026	5/04/17	1,181,882	—
Euro	BOFA	Sell	1,304,589	1,399,597	5/18/17	16,992	—
Euro	BOFA	Sell	12,016,037	12,618,521	5/18/17	—	(116,090)
Euro	BONY	Sell	1,029,452	1,105,529	5/18/17	14,514	—
Euro	BONY	Sell	1,810,935	1,903,021	5/18/17	—	(16,210)
Euro	HSBK	Sell	1,783,549	1,874,193	5/18/17	—	(16,015)
Euro	HSBK	Sell	59,495,936	64,268,997	5/18/17	1,215,134	—
Euro	SSBT	Sell	1,797,242	1,884,363	5/18/17	—	(20,356)
Euro	SSBT	Sell	60,661,721	65,521,443	5/18/17	1,232,078	—
Euro	UBSW	Sell	277,609	297,477	5/18/17	3,266	—
Euro	UBSW	Sell	1,797,242	1,887,140	5/18/17	—	(17,579)
British Pound	BOFA	Sell	11,926,145	14,887,318	5/23/17	142,467	—
British Pound	BONY	Sell	27,854,285	34,937,212	5/23/17	499,659	—
British Pound	HSBK	Sell	509,000	627,014	5/23/17	—	(2,286)
British Pound	HSBK	Sell	31,152,498	39,057,145	5/23/17	541,858	—
British Pound	SSBT	Sell	414,543	509,981	5/23/17	—	(2,538)
British Pound	SSBT	Sell	1,637,871	2,025,393	5/23/17	417	—
British Pound	UBSW	Sell	1,660,342	2,075,345	5/23/17	22,586	—
Total Forward Exchange Contracts						$50,225,930	$(870,722)
Net unrealized appreciation (depreciation)						$49,355,208

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 38.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 21

FRANKLIN MUTUAL EUROPEAN FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,450,152,104
Cost - Controlled affiliates (Note 11)	6,282,509
Total cost of investments	$2,456,434,613
Value - Unaffiliated issuers	$2,396,486,016
Value - Controlled affiliates (Note 11)	—
Total value of investments	2,396,486,016
Cash.	9,858,592
Restricted Cash (Note 1d)	23,460,000
Foreign currency, at value (cost $3,791,270)	3,804,289
Receivables:
Investment securities sold	3,676,904
Capital shares sold	9,466,284
Dividends and interest	7,067,989
European Union tax reclaims	2,171,329
Due from brokers	19,882,630
Unrealized appreciation on OTC forward exchange contracts	50,225,930
Other assets	241
Total assets	2,526,100,204
Liabilities:
Payables:
Capital shares redeemed	18,035,894
Management fees	1,780,958
Distribution fees	676,603
Transfer agent fees	548,877
Trustees’ fees and expenses	95,165
Variation margin	3,686,300
Due to brokers	33,250,000
Unrealized depreciation on OTC forward exchange contracts	870,722
Accrued expenses and other liabilities.	280,453
Total liabilities	59,224,972
Net assets, at value	$2,466,875,232
Net assets consist of:
Paid-in capital	$2,639,968,507
Undistributed net investment income	33,336,341
Net unrealized appreciation (depreciation)	(5,004,129)
Accumulated net realized gain (loss)	(201,425,487)
Net assets, at value	$2,466,875,232

22 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2016

Class Z:
Net assets, at value	$1,175,971,696
Shares outstanding.	61,244,963
Net asset value and maximum offering price per share	$19.20
Class A:
Net assets, at value	$769,297,495
Shares outstanding.	41,227,474
Net asset value per share[a]	$18.66
Maximum offering price per share (net asset value per share ÷ 94.25%)	$19.80
Class C:
Net assets, at value	$209,196,185
Shares outstanding.	11,184,323
Net asset value and maximum offering price per share[a]	$18.70
Class R:
Net assets, at value	$626,147
Shares outstanding.	34,117
Net asset value and maximum offering price per share	$18.35
Class R6:
Net assets, at value	$311,783,709
Shares outstanding.	16,251,041
Net asset value and maximum offering price per share	$19.19

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 23

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2016

Investment income:
Dividends: (net of foreign taxes of $8,177,936)
Unaffiliated issuers	$92,637,670
Controlled affiliates (Note 11)	24,376,923
Interest	701,416
Income from securities loaned (net of fees and rebates)	922,718
Other income (Note 1g)	144,078
Total investment income	118,782,805
Expenses:
Management fees (Note 3a)	22,595,470
Distribution fees: (Note 3c)
Class A	2,187,559
Class C	2,381,650
Class R	4,131
Transfer agent fees: (Note 3e)
Class Z	2,016,546
Class A	1,460,112
Class C	397,407
Class R	1,377
Class R6	1,750
Custodian fees (Note 4)	268,869
Reports to shareholders	311,607
Registration and filing fees.	195,165
Professional fees	167,533
Trustees’ fees and expenses	86,323
Other	72,747
Total expenses	32,148,246
Expense reductions (Note 4)	(12,442)
Expenses waived/paid by affiliates (Note 3f)	(23,905)
Net expenses	32,111,899
Net investment income.	86,670,906
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(274,771,501)
Foreign currency transactions.	79,257,355
Futures contracts	52,859,601
Securities sold short	(88,367)
Net realized gain (loss)	(142,742,912)
Net change in unrealized appreciation (depreciation) on:
Investments	70,998,217
Translation of other assets and liabilities
denominated in foreign currencies	8,773,160
Futures contracts	975,019
Net change in unrealized appreciation (depreciation)	80,746,396
Net realized and unrealized gain (loss)	(61,996,516)
Net increase (decrease) in net assets resulting from operations	$24,674,390

24 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$86,670,906	$55,161,607
Net realized gain (loss)	(142,742,912)	201,204,153
Net change in unrealized appreciation (depreciation)	80,746,396	(293,381,827)
Net increase (decrease) in net assets resulting from operations	24,674,390	(37,016,067)
Distributions to shareholders from:
Net investment income:
Class Z	(28,255,499)	(31,114,277)
Class A	(16,888,293)	(21,144,357)
Class C	(2,839,954)	(3,964,425)
Class R	(11,461)	(19,419)
Class R6	(7,900,715)	(8,882,402)
Net realized gains:
Class Z	(16,457,536)	(73,683,072)
Class A	(12,347,412)	(56,764,217)
Class C	(3,328,152)	(15,827,677)
Class R	(12,030)	(50,917)
Class R6	(4,582,657)	(19,461,990)
Total distributions to shareholders	(92,623,709)	(230,912,753)
Capital share transactions: (Note 2)
Class Z	(153,067,905)	346,269,841
Class A	(238,121,733)	283,078,189
Class C	(74,322,720)	102,973,077
Class R	(342,532)	682,210
Class R6	(55,061,378)	66,985,459
Total capital share transactions	(520,916,268)	799,988,776
Net increase (decrease) in net assets	(588,865,587)	532,059,956
Net assets:
Beginning of year	3,055,740,819	2,523,680,863
End of year	$2,466,875,232	$3,055,740,819
Undistributed net investment income included in net assets:
End of year	$33,336,341	$1,503,610

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 25

FRANKLIN MUTUAL EUROPEAN FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An

26 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

franklintempleton.com

Annual Report

27

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with

28 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At December 31, 2016, the Fund had no securities sold short.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower At December 31, 2016, the Fund had no securities on loan.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are

franklintempleton.com

Annual Report

29

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2016		2015
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	15,887,532	$289,620,406	31,157,604	$682,962,755
Shares issued in reinvestment of distributions	2,149,123	40,692,946	4,845,079	94,687,945
Shares redeemed	(26,381,377)	(483,381,257)	(20,523,943)	(431,380,859)
Net increase (decrease)	(8,344,722)	$(153,067,905)	15,478,740	$346,269,841
Class A Shares:
Shares sold	8,051,045	$142,359,812	24,404,654	$524,110,675
Shares issued in reinvestment of distributions	1,310,378	24,063,648	3,489,444	66,343,462
Shares redeemed	(22,672,948)	(404,545,193)	(14,862,145)	(307,375,948)
Net increase (decrease)	(13,311,525)	$(238,121,733)	13,031,953	$283,078,189
Class C Shares:
Shares sold	1,157,702	$20,444,715	6,548,213	$141,414,212
Shares issued in reinvestment of distributions	316,883	5,796,600	960,581	18,300,147
Shares redeemed	(5,665,889)	(100,564,035)	(2,750,303)	(56,741,282)
Net increase (decrease)	(4,191,304)	$(74,322,720)	4,758,491	$102,973,077

30 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

			Year Ended December 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class R Shares:
Shares sold	8,245		$141,919	36,230		$764,990
Shares issued in reinvestment of distributions	1,306		23,491	3,771		70,336
Shares redeemed	(28,993)		(507,942)	(7,477)		(153,116)
Net increase (decrease)	(19,442)		$(342,532)	32,524		$682,210
Class R6 Shares:
Shares sold	4,455,100		$81,890,311	3,899,003		$85,801,878
Shares issued in reinvestment of distributions	577,663		10,934,416	1,283,929		25,056,065
Shares redeemed	(7,987,118)		(147,886,105)	(2,018,882)		(43,872,484)
Net increase (decrease)	(2,954,355)		$(55,061,378)	3,164,050		$66,985,459

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

For the year ended December 31, 2016, the effective investment management fee rate was 0.852% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in

franklintempleton.com

Annual Report

31

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
c.	Distribution Fees (continued)

subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers.	$109,506
CDSC retained	$139,868

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2016, the Fund paid transfer agent fees of $3,877,192, of which $1,973,556 was retained by Investor Services.

32 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio, 0.09%	–	343,377,000	(343,377,000)	–	$ –	$ –	$ –	–%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017. There were no Class R6 transfer agent fees waived during the year ended December 31, 2016.

h. Other Affiliated Transactions

At December 31, 2016, one or more of the funds in Franklin Fund Allocator Series owned 10.0% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2016	$95,165
[b]Increase in projected benefit obligation	$1,574
Benefit payments made to retired trustees	$(2,783)
[a]The projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
[b]The increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

franklintempleton.com

Annual Report

33

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

6. Income Taxes (continued)

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$8,537,172
Long term	130,183,125
Total capital loss carryforwards	$138,720,297

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$55,897,868	$80,260,634
Long term capital gain	36,725,841	150,652,119
	$92,623,709	$230,912,753

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$2,464,439,250

Unrealized appreciation	$127,894,936
Unrealized depreciation	(195,848,170)
Net unrealized appreciation (depreciation)	$(67,953,234)
Distributable earnings - undistributed ordinary
income	$31,932,601

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2016, aggregated $394,455,855 and $905,854,808, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

34 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value

16,127,149	Euro Wagon LP (Value is —% of Net Assets)	12/08/05 - 1/02/08	$6,282,509	$ —

10. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Statement of			Statement of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Foreign exchange contracts	Variation margin	$6,149,851	[a]
	Unrealized appreciation on OTC	50,225,930		Unrealized depreciation on OTC	$870,722
	forward exchange contracts			forward exchange contracts
Totals		$56,375,781			$870,722

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/
payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts	Statement of	Net Realized		Statement of	Appreciation
Not Accounted for as	Operations	Gain (Loss)		Operations	(Depreciation)
Hedging Instruments	Location	for the Year		Location	for the Year

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$80,363,939	[a]	Translation of other assets and	$8,926,961	[a]
				liabilities denominated in
				foreign currencies
	Futures contracts	52,859,601		Futures contracts	975,019
Totals		$133,223,540			$9,901,980

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the average month end fair value of derivatives represented 2.6% of average month end net assets. The average month end number of open derivative contracts for the year was 159.

At December 31, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$50,225,930	$870,722

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

franklintempleton.com

Annual Report

35

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

10. Other Derivative Information (continued)

At December 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Counterparty
BOFA.	$6,150,910	$(166,509)	$(5,984,401)	$—	$—
BONY	1,634,659	(48,010)	(1,586,649)	—	—
FBCO	8,463,200	(37,931)	—	(8,425,269)	—
HSBK	10,351,910	(29,851)	(7,915,216)	—	2,406,843
SSBT.	8,131,667	(111,200)	—	(8,020,467)	—
UBSW	15,493,584	(477,221)	(1,576,363)	(13,440,000)	—
Total	$50,225,930	$(870,722)	$(17,062,629)	$(29,885,736)	$2,406,843

aAt December 31, 2016, the Fund received United Kingdom Treasury Bonds, U.S. Treasury Bills and Bonds as collateral for derivatives.
b In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-
ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At December 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BOFA	$166,509	$(166,509)	$—	$—	$—
BONY.	48,010	(48,010)	—	—	—
FBCO	37,931	(37,931)	—	—	—
HSBK	29,851	(29,851)	—	—	—
SSBT	111,200	(111,200)	—	—	—
UBSW	477,221	(477,221)	—	—	—
Total.	$870,722	$(870,722)	$—	$—	$—

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

36 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2016, the Fund held investments in “affiliated companies” as follows:

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	at Beginning	Gross	Gross	at End	at End	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	(Loss)

Controlled Affiliates[a]
Euro Wagon LP (Value is —% of Net
Assets)	16,127,149	—	—	16,127,149	$ —	$24,376,923	$ —

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

franklintempleton.com

Annual Report

37

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

13.	Fair Value Measurements (continued)
A	summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

		Level 1		Level 2		Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Machinery	$ $	44,480,119	$	$7,248,137	$	$—	$ $	51,728,256
All Other Equity Investments[b]		2,099,681,844		—		—[c]		2,099,681,844
Short Term Investments		208,475,916		36,600,000		—		245,075,916
Total Investments in Securities		$2,352,637,879		$43,848,137		$—		$2,396,486,016

Other Financial Instruments:
Futures Contracts		$6,149,851		$—		$—		$6,149,851
Forward Exchange Contracts		—		50,225,930		—		50,225,930
Total Other Financial Instruments		$6,149,851		$50,225,930		$—		$56,375,781

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts		$—		$870,722		$—		$870,722

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

14. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
FBCO	Credit Suisse International	USD	United States Dollar
HSBK	HSBC Bank PLC
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

38 Annual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual European Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual European Fund (the “Fund”) (one of the Funds constituting Franklin Mutual Series Funds), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual European Fund (one of the Funds constituting Franklin Mutual Series Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 21, 2017

franklintempleton.com

Annual Report

39

FRANKLIN MUTUAL EUROPEAN FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $36,725,841 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $93,194,766 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 21, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class Z	$0.0451	$0.7417	$0.5520
Class A	$0.0451	$0.6866	$0.5108
Class C	$0.0451	$0.5303	$0.3947
Class R	$0.0451	$0.6123	$0.4557
Class R6	$0.0451	$0.7742	$0.5761

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

40 Annual Report

franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	42	Ares Capital Corporation (specialty
c/o Franklin Mutual Advisers, LLC				finance company) (2010-present),
101 John F. Kennedy Parkway				United Natural Foods, Inc. (distributor
Short Hills, NJ 07078-2789				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee and	Trustee since	16	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	Vice Chairman	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway		Chairman		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789		since 2015		(1999-2015).
Principal Occupation During at Least the Past 5 Years:
Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman	Trustee	Since 2009	16	None
(1947)
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot
Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003);
Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight;
and Editor, CBS Network News.

Keith Mitchell (1954)	Trustee	Since 2009	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

franklintempleton.com

Annual Report

41

FRANKLIN MUTUAL SERIES FUNDS

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2015	42	Emeritus Corporation (assisted living)
c/o Franklin Mutual Advisers, LLC				(1999-2010) and OSI Pharmaceuticals,
101 John F. Kennedy Parkway				Inc. (pharmaceutical products)
Short Hills, NJ 07078-2789				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946)	Trustee and	Trustee since 1993	42	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	Chairman	and Chairman of		(2003-present).
101 John F. Kennedy Parkway	of the	the Board since
Short Hills, NJ 07078-2789	Board	2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee since	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President, and	2007, President,		(AIG) Credit Facility Trust (2010-2011).
101 John F. Kennedy Parkway	Chief Executive and Chief
Short Hills, NJ 07078-2789	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
		2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

42 Annual Report

franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary	since 2009 and
San Mateo, CA 94403-1906		Secretary
since 2005
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Robert Lim (1948)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway	– AML	May 2016
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

franklintempleton.com

Annual Report

43

FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

44 Annual Report

franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS
FRANKLIN MUTUAL EUROPEAN FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting
Policies and Procedures (Policies) that the Fund uses to
determine how to vote proxies relating to portfolio securities.
Shareholders may view the Fund’s complete Policies online at
franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request
to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,
Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of
the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by
visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding the
operations of the Public Reference Room may be obtained by
calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus
available upon request). To reduce Fund expenses, we try to
identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This
process, called “householding,” will continue indefinitely
unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At
any time you may view current prospectuses/summary
prospectuses and financial reports on our website. If you
choose, you may receive these documents through electronic
delivery.

franklintempleton.com

Annual Report

45

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
December 31, 2016

Franklin Mutual International Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Franklin Mutual International Fund .	3
Performance Summary	9
Your Fund's Expenses	12
Financial Highlights and Statement of Investments	13
FinancialStatements	25
Notes to Financial Statements	29
Report of Independent Registered
Public Accounting Firm .	42
Tax Information .	43
Board Members and Officers	44
Shareholder Information	48

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

franklintempleton.com

Annual Report

Franklin Mutual International Fund

This annual report for Franklin Mutual International Fund covers the fiscal year ended December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing, under normal market conditions, at least 80% of its assets in securities of companies located outside the U.S. Its strategy is focused mainly on what the investment manager believes are undervalued mid- and large cap equity securities and, to a lesser extent, the securities of distressed companies and merger arbitrage securities.

Performance Overview

The Fund’s Class Z shares delivered a +3.34% cumulative total return for the 12 months under review. In comparison, the Fund’s new benchmark, the MSCI All Country World Index (ACWI) ex USA Net Return (Local Currency), which is a free float-adjusted,1 market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, generated a +7.02% total return, while its old equity benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which measures equity performance in global developed markets outside the U.S. and Canada, posted a +5.34% total return.2 As the investment manager believes the composition of the MSCI ACWI ex USA Net Return (Local Currency) more accurately reflects the Fund’s holdings, it has replaced the MSCI EAFE Index Net Return Local as the Fund’s benchmark. Also for comparison, the Fund’s new secondary benchmark, the MSCI ACWI ex USA Net Return (U.S. dollar) posted a +5.01% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period. In this environment, global developed and emerging market stocks, as measured by the MSCI ACWI, rose. Global markets were aided by accommodative monetary policies of various central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in December 2015 to 4.7% at period-end.3 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the

1. A “free float-adjusted” index means that companies with larger proportions of their shares being actively traded, rather than being held by company insiders, governments or cross held by other companies, receive higher weightings within the index.
2. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

franklintempleton.com

Annual Report

3

FRANKLIN MUTUAL INTERNATIONAL FUND

federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, a cheaper euro that supported exports, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. In

Geographic Composition*

Based on Total Net Assets as of 12/31/16

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

4 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by hedge ?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

The year 2016 was a roller coaster year for international markets. Fears of global recession drove markets down early in the year, a gradual recovery was briefly disrupted by the Brexit referendum vote in late June and the unexpected election of Donald Trump in November served as the catalyst for a late-year market spike. Early-year recession fears steadily faded as economic activity picked up and commodity markets recovered, with Brent oil prices climbing back over US$50 a barrel, from lows of almost half that level early in the year. As the year ended, equity markets appreciated, as concerns about deflation receded following a steady flow of encouraging economic data.

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/16

% of Total
Net Assets
Insurance	12.1%
Pharmaceuticals	6.8%
Diversified Telecommunication Services	6.7%
Oil, Gas & Consumable Fuels	4.9%
Hotels, Restaurants & Leisure	4.6%
Specialty Retail	4.1%
Banks	3.9%
Auto Components	3.3%
Real Estate Management & Development	3.2%
Food & Staples Retailing	2.8%

Political activity in 2016 was unpredictable, by most standards, with material impact on markets. In mid-year, the Brexit vote surprised markets, triggering a significant depreciation in the value of the British pound. The process by which Brexit will be implemented remains very unclear and in our view will be an overhang for some time. The election of Donald Trump was also a surprise. Markets quickly reacted to his policy preferences, with cyclical sectors, such as banks, posting strong returns. Late in the year, the Italian referendum to reform the electoral system failed, leading to the resignation of the prime

franklintempleton.com

Annual Report

5

FRANKLIN MUTUAL INTERNATIONAL FUND

Top 10 Equity Holdings
12/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Koninklijke Philips NV	2.7%
Industrial Conglomerates, Netherlands
Volkswagen AG	2.6%
Automobiles, Germany
Novartis AG	2.4%
Pharmaceuticals, Switzerland
XL Group Ltd.	2.3%
Insurance, Ireland
Deutsche Telekom AG	2.3%
Diversified Telecommunication Services, Germany
Takara Leben Co. Ltd.	2.3%
Real Estate Management & Development, Japan
Enel SpA	2.3%
Electric Utilities, Italy
Cie Generale des Etablissements Michelin	2.1%
Auto Components, France
Metro AG	2.0%
Food & Staples Retailing, Germany
Royal Dutch Shell PLC	2.0%
Oil, Gas & Consumable Fuels, U.K.

minister and the formation of a new government. Put together, these events reflect widespread skepticism of “the powers that be” and a desire for change, of whatever type, by significant portions of the population of developed economies.

The implications of such desire for political change for financial markets are not clear. In the near term, each event has led to “first order” impacts. For Brexit, we saw strong stock price movements among U.K. firms with significant non-U.K. business exposure, while shares of primarily domestic firms weakened. Trump’s election led to outperformance by sectors expected to benefit the most from corporate tax reform, decreased regulation and changes in terms of trade. The Italian referendum has been followed by difficulties in getting investors to support needed recapitalizations of Italian banks. However, the longer term impacts remain unclear. Will the U.K. have a “hard Brexit” with limited room for negotiations with the European Union? Will the new U.S. administration spark a global trade war? Will Italy further drag down Europe?

The Asian market was impacted by a number of local events, as well as the major ones in the U.S. and Europe. The introduction of a negative interest-rate policy in Japan, along with additional quantitative easing measures, sent the yen on a roller coaster ride, but Japan’s equity market ended the year flat and the monetary stimulus appeared to have a minimal effect on the economy. In China, most investors focused on the continued credit expansion and its potential ramifications, as well as the government’s attempts to stem capital outflows. In addition, Thailand’s long-serving king passed away, Malaysia suffered a sovereign wealth fund scandal involving the country’s prime minister, India mishandled a demonetization of its rupee, and South Korea’s President Park was impeached. Hong Kong’s index closed modestly down for the year, while the Shanghai Composite Index and the Shenzhen Composite had more substantial declines.

We believe U.S. monetary policy is likely to have a meaningful impact on Asia in 2017. Economies such as Hong Kong are directly impacted, while interest rate parity will likely impact the value of other currencies in the highly trade-oriented region which will, in turn, affect relative export competitiveness. Against the dynamic currency environment, investors will have to weigh, in our view, the impact of the collapse of the Trans-Pacific Partnership trade agreement and seemingly protectionist policies of the new U.S. administration, on top of generally sluggish global trade. If these influences play out as we expect, inflationary pressures are likely to alleviate the need for foreign central banks to maintain such accommodative monetary policy to the benefit of the financials sector.4

China’s balance sheet will remain a focus for investors and, while small steps are being taken to recognize and unwind non-performing loans, we believe more needs to be done to restructure the economy away from bank debt and toward capital markets, with a greater emphasis on equity ownership.

As value investors, we certainly benefited this year from steady economic growth and the year-end market surge. However, we do not invest primarily on views of political outcomes. We invest prudently in securities that we believe represent good value, and then we adjust our views as the world around us changes.

Turning to Fund performance, top positive contributors included China-based major diversified glass maker XINYI Glass Holdings,5 French specialty chemical company Arkema and South Korean computer electronics manufacturer Samsung Electronics.

Positive stock performance in 2016 for XINYI Glass Holdings was primarily driven by its float glass division. Float glass is

4. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and insurance in the SOI.
5. Not held at period-end.

6 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

used mainly in the housing industry, which experienced strong demand in China. In addition, the supply of float glass has declined due to government restrictions and the exit from the industry of companies that experienced operating losses. The improved supply-demand environment helped to drive up float glass prices, as well as increase margins and profits in XINYI’s float glass division.

Arkema reported improving results throughout the year that consistently exceeded consensus earnings estimates. Improving conditions in its acrylics, coatings, fluorogases and Bostik division adhesives businesses contributed to an increase in margins. In addition, the company benefited from lower raw materials prices in the first half of the year and lower costs due to a weaker euro. In July, investors responded positively to Arkema’s announced acquisition of Den Braven, a producer of sealants for insulation and construction. While the deal was small, investors generally viewed the sealants business as a natural fit within the company’s Bostik businesses and consistent with Arkema’s larger strategy to get into less volatile, higher margin businesses. The Fund exited its position in Arkema shares as they approached our estimate of fair value.

Samsung Electronics competes in more capital intensive commodity markets, such as memory semiconductors and smartphones. A rally in the shares of Samsung Electronics was aided by sales of its Galaxy S7 smartphone, indications that the company won the business to supply Apple6 with OLED (organic light-emitting diode) screens for the upcoming 2017 iPhone, and strong results in its memory semiconductor business. In early September, shares of Samsung Electronics briefly tumbled due to the company’s Note 7 handset product catching on fire due to battery defects and the U.S. Consumer Products Safety Commission issuing a recall. Samsung stated in October that it would halt production of the device and advised customers to cease using the Note 7. We believe the decision was necessary to help preserve Samsung’s long-term brand value. In late November, investors responded favorably to Samsung’s announced plan to increase cash returns to shareholders, add outside directors and review its corporate structure. The announced changes were included in an October proposal made to Samsung by an activist investor.

During the period under review, Fund investments that detracted from performance included Chinese auto rental company CAR, Finland-based global communications and information technology company Nokia and Italy-based insurance and financial services firm Assicurazioni Generali.

CAR is the largest company in China’s emerging auto rental industry. Shares of the company were dragged down in January by the broad-based sell-off in China’s equity markets. In addition, the benefit from CAR’s leasing arrangements with U-CAR, a chauffeured car service company, was significantly offset by the drag on CAR’s standard auto rental business from the rapid growth of the entire online chauffeured car services industry. We exited the position as the risk-reward profile for CAR turned more negative.

Nokia’s stock price retreated in early February 2016 after the International Court of Arbitration issued a binding ruling prescribing lower-than-estimated royalty rates that South Korea-based Samsung is to pay to Nokia. The decision has negative implications for the high-margin cash flows Nokia is supposed to receive. In February 2016, Nokia also announced its first set of quarterly results following the January 2016 close of its Alcatel-Lucent acquisition. Investors reacted negatively to management’s cautious comments regarding demand for new mobile networks in China and the absence of formal guidance. In late October, shares fell further as quarterly results showed a decline in network equipment revenues and management cautioned that year-over-year sales in 2017 could be negative.

Shares of Assicurazioni Generali followed the broad-based decline in global financial markets in January and early February 2016. The financials sector in Europe was hindered by the potentially detrimental effect of the European Central Bank’s negative interest-rate policy, ongoing concerns about the health of the global economy, and challenging conditions in capital markets. In addition, investors reacted negatively to the January announcement that chief executive officer (CEO) Mario Greco was leaving Assicurazioni Generali to take the CEO position at Zurich Insurance Group. Italian financials were among the hardest hit as investors became concerned leading up to the Brexit vote that the decision by U.K. voters may have negative financial and political implications for Italy. We exited the stock prior to the Brexit referendum result.

During the period, the Fund held currency forwards and futures to partially hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency

6. Not a Fund holding.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

7

FRANKLIN MUTUAL INTERNATIONAL FUND

forwards had a positive impact on the Fund’s performance, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual International Fund. We look forward to continuing to serve your investment needs.

Philippe Brugere-Trelat has been a co-portfolio manager for Franklin Mutual International Fund since 2009. Mr. Brugere-Trelat has also served as lead portfolio manager for Franklin Mutual European Fund since 2005 and as portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Andrew Sleeman has been a co-portfolio manager for Franklin Mutual International Fund since 2009. He has also served as lead portfolio manager for Franklin Mutual Financial Services Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

8 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Performance Summary as of December 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
Z
1-Year	+3.34%	+3.34%
5-Year	+41.73%	+7.22%
Since Inception (5/1/09)	+86.24%	+8.45%
A
1-Year	+3.14%	-2.78%
5-Year	+39.82%	+5.67%
Since Inception (5/1/09)	+82.20%	+7.31%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

franklintempleton.com

Annual Report

9

FRANKLIN MUTUAL INTERNATIONAL FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

10 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
PERFORMANCE SUMMARY

Total Annual Operating Expenses[5]
Share Class	With Waiver	Without Waiver
Z	1.17%	1.24%
A	1.42%	1.49%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/17. The Fund also has a fee waiver associated with any investment it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. the MSCI ACWI ex USA Net Return (Local Currency and U.S. dollar) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The MSCI EAFE Index Net Return (Local Currency) is a free float-adjusted, market capitalization-
weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

11

FRANKLIN MUTUAL INTERNATIONAL FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/16	Value 12/31/16	7/1/16–12/31/16[1,2]	Value 12/31/16	7/1/16–12/31/16[1,2]	Ratio[2]
Z	$1,000	$1,102.60	$6.18	$1,019.25	$5.94	1.17%
A	$1,000	$1,101.80	$7.50	$1,018.00	$7.20	1.42%
C	$1,000	$1,098.60	$11.45	$1,014.23	$10.99	2.17%
R	$1,000	$1,101.10	$8.82	$1,016.74	$8.47	1.67%
R6	$1,000	$1,104.40	$5.24	$1,020.16	$5.03	0.99%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Highlights
		Year Ended December 31,
	2016	2015	2014	2013	2012
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.17	$14.59	$15.90	$13.58	$11.83
Income from investment operations[a]:
Net investment income[b]	0.27 [c]	0.18 [d]	0.30 [e]	0.24	0.24
Net realized and unrealized gains (losses)	0.20	(0.17)	(0.57)	2.42	1.68
Total from investment operations	0.47	0.01	(0.27)	2.66	1.92
Less distributions from:
Net investment income	(0.27)	(0.16)	(0.43)	(0.24)	(0.15)
Net realized gains	(0.05)	(0.27)	(0.61)	(0.10)	(0.02)
Total distributions	(0.32)	(0.43)	(1.04)	(0.34)	(0.17)
Net asset value, end of year.	$14.32	$14.17	$14.59	$15.90	$13.58

Total return	3.34%	0.15%	(1.63)%	19.71%	16.30%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction[f]	1.22%	1.24%	1.39%	1.49%	1.75%
Expenses net of waiver and payments by affiliates and expense
reduction[f]	1.17%[g]	1.15%[g]	1.16%[g]	1.17%[g]	1.17%
Expenses incurred in connection with securities sold short	—%	—%	—%[h]	—%	—%
Net investment income	2.07%[c]	1.26%[d]	1.78%[e]	1.64%	1.70%

Supplemental data
Net assets, end of year (000’s)	$40,875	$49,963	$19,940	$14,732	$10,354
Portfolio turnover rate	24.87%	28.64%	54.78%	41.47%	27.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.71%.
eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 13

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.10	$14.54	$15.84	$13.54	$11.81
Income from investment operations[a]:
Net investment income[b]	0.24 [c]	0.15 [d]	0.26 [e]	0.20	0.18
Net realized and unrealized gains (losses)	0.19	(0.19)	(0.57)	2.41	1.70
Total from investment operations	0.43	(0.04)	(0.31)	2.61	1.88
Less distributions from:
Net investment income	(0.23)	(0.13)	(0.38)	(0.21)	(0.13)
Net realized gains	(0.05)	(0.27)	(0.61)	(0.10)	(0.02)
Total distributions	(0.28)	(0.40)	(0.99)	(0.31)	(0.15)
Net asset value, end of year.	$14.25	$14.10	$14.54	$15.84	$13.54

Total return[f]	3.14%	(0.20)%	(1.89)%	19.34%	16.01%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction[g]	1.47%	1.52%	1.69%	1.79%	2.05%
Expenses net of waiver and payments by affiliates and expense
reduction[g]	1.42%[h]	1.43%[h]	1.46%[h]	1.47%[h]	1.47%
Expenses incurred in connection with securities sold short	—%	—%	—%[i]	—%	—%
Net investment income	1.82%[c]	0.98%[d]	1.48%[e]	1.34%	1.40%

Supplemental data
Net assets, end of year (000’s)	$82,626	$110,591	$39,810	$35,319	$18,221
Portfolio turnover rate	24.87%	28.64%	54.78%	41.47%	27.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.43%.
eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.97%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.92	$14.38	$15.68	$13.41	$11.74
Income from investment operations[a]:
Net investment income[b]	0.15 [c]	0.04 [d]	0.15 [e]	0.10	0.05
Net realized and unrealized gains (losses)	0.18	(0.18)	(0.56)	2.38	1.72
Total from investment operations	0.33	(0.14)	(0.41)	2.48	1.77
Less distributions from:
Net investment income	(0.12)	(0.05)	(0.28)	(0.11)	(0.08)
Net realized gains	(0.05)	(0.27)	(0.61)	(0.10)	(0.02)
Total distributions	(0.17)	(0.32)	(0.89)	(0.21)	(0.10)
Net asset value, end of year.	$14.08	$13.92	$14.38	$15.68	$13.41

Total return[f]	2.44%	(0.93)%	(2.58)%	18.54%	15.14%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction[g]	2.22%	2.24%	2.39%	2.49%	2.75%
Expenses net of waiver and payments by affiliates and expense
reduction[g]	2.17%[h]	2.15%[h]	2.16%[h]	2.17%[h]	2.17%
Expenses incurred in connection with securities sold short	—%	—%	—%[i]	—%	—%
Net investment income	1.07%[c]	0.26%[d]	0.78%[e]	0.64%	0.70%

Supplemental data
Net assets, end of year (000’s)	$25,860	$34,611	$14,794	$14,198	$10,503
Portfolio turnover rate	24.87%	28.64%	54.78%	41.47%	27.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.63%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.29)%.
eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.05	$14.51	$15.83	$13.54	$11.82
Income from investment operations[a]:
Net investment income[b]	0.20 [c]	0.04 [d]	0.18 [e]	0.15	0.11
Net realized and unrealized gains (losses)	0.20	(0.10)	(0.52)	2.43	1.73
Total from investment operations	0.40	(0.06)	(0.34)	2.58	1.84
Less distributions from:
Net investment income	(0.21)	(0.13)	(0.37)	(0.19)	(0.10)
Net realized gains	(0.05)	(0.27)	(0.61)	(0.10)	(0.02)
Total distributions	(0.26)	(0.40)	(0.98)	(0.29)	(0.12)
Net asset value, end of year.	$14.19	$14.05	$14.51	$15.83	$13.54

Total return	2.90%	(0.38)%	(2.13)%	19.13%	15.70%

Ratios to average net assets
Expenses before waiver and payments by affiliates and expense
reduction[f]	1.72%	1.74%	1.89%	1.99%	2.25%
Expenses net of waiver and payments by affiliates and expense
reduction[f]	1.67%[g]	1.65%[g]	1.66%[g]	1.67%[g]	1.67%
Expenses incurred in connection with securities sold short	—%	—%	—%[h]	—%	—%
Net investment income	1.57%[c]	0.76%[d]	1.28%[e]	1.14%	1.20%

Supplemental data
Net assets, end of year (000’s)	$694	$662	$112	$90	$42
Portfolio turnover rate	24.87%	28.64%	54.78%	41.47%	27.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends. in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.21%.
eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends. in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.17	$14.59	$15.87	$14.26
Income from investment operations[b]:
Net investment income[c]	0.33 [d]	0.22 [e]	—[f,g]	0.15
Net realized and unrealized gains (losses)	0.17	(0.20)	(0.22)	1.83
Total from investment operations	0.50	0.02	(0.22)	1.98
Less distributions from:
Net investment income.	(0.30)	(0.17)	(0.45)	(0.27)
Net realized gains	(0.05)	(0.27)	(0.61)	(0.10)
Total distributions	(0.35)	(0.44)	(1.06)	(0.37)
Net asset value, end of year	$14.32	$14.17	$14.59	$15.87

Total return[h]	3.58%	0.23%	(1.46)%	14.09%

Ratios to average net assets[i]
Expenses before waiver and payments by affiliates and expense reduction[j]	1.06%	1.06%	1.24%	2.89%
Expenses net of waiver and payments by affiliates and expense reduction[j,k]	1.00%	1.02%	1.00%	1.00%
Expenses incurred in connection with securities sold short	—%	—%	—%[l]	—%
Net investment income	2.24%[d]	1.39%[e]	1.94%[f]	1.81%

Supplemental data
Net assets, end of year (000’s)	$16,687	$23,793	$19,398	$6
Portfolio turnover rate	24.87%	28.64%	54.78%	41.47%

aFor the period May 1, 2013 (commencement of operations) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.
eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.84%.
fNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.42%.
gAmount rounds to less than $0.01 per share.
hTotal return is not annualized for periods less than one year.
iRatios are annualized for periods less than one year.
jIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
kBenefit of expense reduction rounds to less than 0.01%.
lRounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN MUTUAL INTERNATIONAL FUND

Statement of Investments, December 31, 2016
		Shares/
	Country	Rights	Value

Common Stocks and Other Equity Interests 88.0%
Air Freight & Logistics 2.6%
Deutsche Post AG	Germany	56,368	$1,852,560
Sinotrans Ltd., H	China	5,360,000	2,391,592
			4,244,152
Auto Components 2.1%
Cie Generale des Etablissements Michelin, B	France	30,760	3,421,051
Banks 3.9%
BNP Paribas SA	France	32,930	2,097,994
HSBC Holdings PLC	United Kingdom	169,120	1,368,523
[a] Standard Chartered PLC	United Kingdom	377,586	3,086,598
			6,553,115
Beverages 1.2%
Coca-Cola East Japan Co. Ltd	Japan	92,100	2,029,596
Capital Markets 1.3%
[a] China International Capital Corp. Ltd., H	China	1,548,396	2,192,454
Chemicals 1.0%
Lanxess AG	Germany	26,405	1,732,291
Communications Equipment 1.7%
Nokia OYJ, A	Finland	356,803	1,722,464
Nokia OYJ, ADR	Finland	227,640	1,094,901
			2,817,365
Construction & Engineering 0.7%
FLSmidth & Co. AS	Denmark	28,340	1,175,434
Construction Materials 1.7%
LafargeHolcim Ltd., B	Switzerland	53,550	2,821,050
Consumer Finance 2.2%
[b] Hoist Finance AB, 144A	Sweden	192,581	1,791,731
Sun Hung Kai & Co. Ltd	Hong Kong	2,877,748	1,781,313
			3,573,044
Diversified Financial Services 2.4%
AMP Ltd	Australia	625,214	2,273,818
Metro Pacific Investments Corp	Philippines	13,298,100	1,785,610
			4,059,428
Diversified Telecommunication Services 6.7%
China Telecom Corp. Ltd., H	China	5,447,468	2,514,919
Deutsche Telekom AG	Germany	222,361	3,826,550
Hellenic Telecommunications Organization SA	Greece	252,478	2,372,320
Koninklijke KPN NV	Netherlands	744,790	2,205,242
[a] Telecom Italia SpA.	Italy	341,192	300,485
			11,219,516
Electric Utilities 2.3%
Enel SpA	Italy	856,234	3,773,092
Equity Real Estate Investment Trusts (REITs) 1.4%
Hibernia REIT PLC	Ireland	1,741,347	2,255,494
Food & Staples Retailing 2.8%
Carrefour SA	France	51,600	1,242,779
Metro AG	Germany	102,005	3,390,007
			4,632,786

18 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Rights	Value

Common Stocks and Other Equity Interests (continued)
Hotels, Restaurants & Leisure 4.6%
Accor SA	France	87,590	$3,265,306
Crown Resorts Ltd	Australia	234,875	1,962,646
Sands China Ltd	Hong Kong	546,000	2,372,842
			7,600,794
Household Durables 1.7%
[a] Cairn Homes PLC	Ireland	1,006,853	1,430,204
[a,b] Cairn Homes PLC, 144A	Ireland	1,011,251	1,436,452
			2,866,656
Independent Power & Renewable Electricity Producers 1.2%
China Longyuan Power Group Corp	China	2,651,000	2,071,708
Industrial Conglomerates 2.7%
Koninklijke Philips NV	Netherlands	144,669	4,414,401
Insurance 12.1%
Ageas	Belgium	51,414	2,034,619
[a] ASR Nederland NV	Netherlands	125,840	2,992,440
China Pacific Insurance Group Co. Ltd., H	China	709,045	2,473,360
Direct Line Insurance Group PLC	United Kingdom	337,459	1,535,592
Lancashire Holdings Ltd	United Kingdom	181,386	1,550,676
NN Group NV	Netherlands	86,742	2,938,435
RSA Insurance Group PLC	United Kingdom	389,405	2,810,975
XL Group Ltd	Ireland	102,729	3,827,682
			20,163,779
Internet Software & Services 1.1%
[a] Baidu Inc., ADR	China	11,031	1,813,607
IT Services 1.3%
[a] Cognizant Technology Solutions Corp., A	United States	38,480	2,156,034
Marine 1.2%
A.P. Moeller-Maersk AS, B	Denmark	1,239	1,976,633
Media 1.7%
Clear Media Ltd	Hong Kong	2,283,000	2,208,073
[a] Liberty Global PLC, C	United Kingdom	21,300	632,610
			2,840,683
Metals & Mining 0.8%
ThyssenKrupp AG	Germany	58,392	1,391,003
Multiline Retail 1.4%
Hyundai Department Store Co. Ltd	South Korea	26,541	2,396,320
Multi-Utilities 0.8%
[a] innogy SE	Germany	39,655	1,377,342
Oil, Gas & Consumable Fuels 4.9%
BP PLC	United Kingdom	368,488	2,313,186
China Shenhua Energy Co. Ltd., H	China	1,149,441	2,164,142
[a] Repsol SA	Spain	25,188	355,668
[a] Repsol SA, rts., 1/06/17	Spain	25,188	9,329
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	34,447	941,830
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	85,525	2,362,563
			8,146,718

franklintempleton.com

Annual Report

19

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Rights	Value

Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 6.8%
GlaxoSmithKline PLC.	United Kingdom	160,200	$3,082,488
Novartis AG	Switzerland	54,449	3,961,774
Sanofi	France	29,672	2,400,885
Teva Pharmaceutical Industries Ltd., ADR	Israel	53,446	1,937,418
			11,382,565
Real Estate Management & Development 3.2%
Kenedix Inc	Japan	438,900	1,561,935
Takara Leben Co. Ltd	Japan	654,400	3,812,365
			5,374,300
Specialty Retail 4.1%
China ZhengTong Auto Services Holdings Ltd	China	3,138,545	914,709
[a] Dufry AG	Switzerland	21,104	2,631,783
Hornbach Holding AG & Co. KGaA	Germany	31,290	2,064,293
Kingfisher PLC	United Kingdom	298,612	1,288,562
			6,899,347
Technology Hardware, Storage & Peripherals 1.6%
Samsung Electronics Co. Ltd	South Korea	1,765	2,634,514
Trading Companies & Distributors 1.1%
Rexel SA	France	110,630	1,819,990
Wireless Telecommunication Services 1.7%
Vodafone Group PLC	United Kingdom	1,173,530	2,889,058
Total Common Stocks and Other Equity Interests
(Cost $151,502,020)			146,715,320

Preferred Stocks 3.8%
Auto Components 1.2%
[c] Schaeffler AG, 3.557%, pfd	Germany	137,281	2,030,203
Automobiles 2.6%
[c] Volkswagen AG, 0.127%, pfd	Germany	30,491	4,278,219
Total Preferred Stocks (Cost $7,191,857)			6,308,422
Total Investments before Short Term Investments
(Cost $158,693,877)			153,023,742

20 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount	Value
Short Term Investments 5.1%
U.S. Government and Agency Securities 5.1%
[d] FHLB, 1/03/17.	United States	$7,600,000	$7,600,000
[d] U.S. Treasury Bill, 6/01/17	United States	1,000,000	997,439
Total U.S. Government and Agency Securities
(Cost $8,597,312)			8,597,439
Total Investments (Cost $167,291,189) 96.9%			161,621,181
Other Assets, less Liabilities 3.1%			5,121,237
Net Assets 100.0%			$166,742,418

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2016, the aggregate value of these securities was $3,228,183, representing 1.9% of net assets.
cVariable rate security. The rate shown represents the yield at period end.
dThe security was issued on a discount basis with no stated coupon rate.

franklintempleton.com

Annual Report

21

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS

At December 31, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short	119	$15,728,825	3/13/17	$70,176	$—
GBP/USD		Short	68	5,252,150	3/13/17	101,758	—
Total Futures Contracts						$171,934	$—
Net unrealized appreciation (depreciation)						$171,934

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Swiss Franc	BONY	Buy	18,100	$18,219	1/12/17	$—	$(427)
Swiss Franc	BONY	Sell	180,923	184,841	1/12/17	7,007	—
Swiss Franc	FBCO	Buy	165,743	164,999	1/12/17	—	(2,088)
Swiss Franc	HSBK	Sell	6,880	6,959	1/12/17	197	—
Swiss Franc	SSBT	Buy	5,470	5,661	1/12/17	—	(284)
Swiss Franc	SSBT	Sell	1,510	1,527	1/12/17	43	—
British Pound	BOFA	Sell	254,745	336,537	1/13/17	22,602	—
British Pound	BONY	Buy	51,000	62,551	1/13/17	298	—
British Pound	BONY	Buy	56,203	69,739	1/13/17	—	(478)
British Pound	BONY	Sell	785,229	1,033,312	1/13/17	65,635	—
British Pound	FBCO	Sell	972,450	1,281,035	1/13/17	82,634	—
British Pound	HSBK	Sell	852,126	1,123,101	1/13/17	72,983	—
British Pound	SSBT	Buy	236,203	293,898	1/13/17	—	(2,814)
British Pound	SSBT	Sell	941,990	1,241,339	1/13/17	80,476	—
British Pound	UBSW	Buy	177,609	222,721	1/13/17	—	(3,844)
South Korean Won	FBCO	Sell	9,657,651	8,435	1/13/17	437	—
South Korean Won	HSBK	Buy	1,391,096,701	1,153,958	1/13/17	—	(1,853)
South Korean Won	HSBK	Sell	2,056,464,817	1,799,008	1/13/17	95,846	—
South Korean Won	UBSW	Sell	309,549,201	265,282	1/13/17	8,914	—
Euro	BOFA	Sell	1,661,523	1,859,443	1/17/17	109,452	—
Euro	BONY	Sell	272,027	301,828	1/17/17	15,317	—
Euro	FBCO	Sell	10,690,860	11,871,919	1/17/17	611,839	—
Euro	HSBK	Sell	1,732,198	1,933,029	1/17/17	108,601	—
Euro	SSBT	Sell	10,891,943	12,102,581	1/17/17	630,709	—
Philippine Peso	BONY	Buy	7,452,221	148,556	1/18/17	1,251	—
Philippine Peso	BONY	Sell	5,989,430	120,191	1/18/17	—	(210)
Philippine Peso	BONY	Sell	87,900,441	1,772,544	1/18/17	5,540	—
Japanese Yen	BONY	Buy	7,465,900	69,769	1/24/17	—	(5,805)
Japanese Yen	BONY	Sell	9,100,000	78,994	1/24/17	1,030	—
Japanese Yen	HSBK	Buy	42,978,370	416,129	1/24/17	—	(47,914)
Japanese Yen	HSBK	Sell	756,848,806	7,250,891	1/24/17	766,606	—
Japanese Yen	UBSW	Sell	148,034,339	1,331,048	1/24/17	62,766	—
Australian Dollar	HSBK	Buy	2,189,904	1,649,496	1/27/17	—	(70,469)
Australian Dollar	HSBK	Sell	23,000	16,577	1/27/17	—	(7)
Australian Dollar	HSBK	Sell	7,910,465	5,949,173	1/27/17	245,344	—

22 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Swedish Krona	BONY	Sell	603,200	$65,974	1/27/17	$—	$(373)
Swedish Krona	UBSW	Buy	480,090	53,786	1/27/17	—	(979)
Swedish Krona	UBSW	Sell	15,790,280	1,758,853	1/27/17	22,057	—
British Pound	BOFA	Sell	393,722	488,463	2/13/17	2,892	—
British Pound	FBCO	Sell	216,700	280,126	2/13/17	12,873	—
British Pound	HSBK	Sell	31,000	38,209	2/13/17	—	(23)
British Pound	HSBK	Sell	626,423	791,391	2/13/17	18,832	—
British Pound	SSBT	Sell	124,461	153,359	2/13/17	—	(137)
British Pound	SSBT	Sell	231,223	297,679	2/13/17	12,515	—
British Pound	UBSW	Sell	62,307	76,801	2/13/17	—	(42)
British Pound	UBSW	Sell	79,964	105,018	2/13/17	6,400	—
South Korean Won	BOFA	Buy	185,387,257	157,482	2/13/17	—	(3,968)
South Korean Won	BOFA	Sell	268,490,310	242,374	2/13/17	20,045	—
South Korean Won	FBCO	Sell	1,676,908,380	1,508,156	2/13/17	119,556	—
South Korean Won	HSBK	Buy	65,437,000	53,950	2/13/17	237	—
South Korean Won	HSBK	Sell	3,366,317,126	3,019,246	2/13/17	231,694	—
South Korean Won	UBSW	Sell	28,032,473	25,473	2/13/17	2,260	—
Euro	BOFA	Sell	1,672,924	1,870,347	2/17/17	105,785	—
Euro	FBCO	Sell	675,450	759,925	2/17/17	47,475	—
Euro	HSBK	Sell	558,500	630,041	2/17/17	40,947	—
Euro	SSBT	Sell	967,296	1,090,861	2/17/17	70,577	—
Euro	BOFA	Sell	202,149	212,685	4/07/17	—	(1,104)
Euro	BONY	Sell	53,959	56,340	4/07/17	—	(726)
Euro	HSBK	Sell	202,149	212,583	4/07/17	—	(1,206)
Euro	SSBT	Sell	106,609	111,311	4/07/17	—	(1,436)
Euro	BOFA	Sell	100,289	108,476	4/18/17	2,352	—
Euro	BONY	Sell	48,820	51,348	4/18/17	—	(312)
Euro	BONY	Sell	146,851	158,162	4/18/17	2,768	—
Euro	FBCO	Sell	4,004	4,337	4/18/17	101	—
Euro	HSBK	Sell	247,531	266,185	4/18/17	4,254	—
Euro	SSBT	Sell	94,941	99,926	4/18/17	—	(539)
Euro	SSBT	Sell	222,460	239,247	4/18/17	3,845	—
Euro	UBSW	Sell	94,940	99,906	4/18/17	—	(558)
Euro	UBSW	Sell	218,800	235,503	4/18/17	3,974	—
British Pound	SSBT	Sell	2,082,468	2,609,540	4/24/17	36,736	—
Euro	BOFA	Sell	9,209	9,896	5/04/17	143	—
Euro	BONY	Sell	52,366	55,991	5/04/17	533	—
Euro	HSBK	Sell	161,811	173,717	5/04/17	2,351	—
Euro	SSBT	Sell	154,439	165,834	5/04/17	2,276	—
Euro	UBSW	Sell	5,505,842	5,943,018	5/04/17	112,098	—
Euro	BOFA	Sell	44,940	47,180	5/18/17	—	(447)
Euro	BOFA	Sell	156,105	168,499	5/18/17	3,058	—
Euro	BONY	Sell	45,282	47,585	5/18/17	—	(405)
Euro	BONY	Sell	108,918	117,856	5/18/17	2,425	—
Euro	FBCO	Sell	124	133	5/18/17	1	—
Euro	HSBK	Sell	44,598	46,865	5/18/17	—	(400)
Euro	HSBK	Sell	5,807,138	6,273,190	5/18/17	118,779	—
Euro	SSBT	Sell	44,940	47,118	5/18/17	—	(509)
Euro	SSBT	Sell	5,934,885	6,408,831	5/18/17	119,034	—
Euro	UBSW	Sell	44,940	47,188	5/18/17	—	(440)
Euro	UBSW	Sell	270,806	291,213	5/18/17	4,212	—
British Pound	BONY	Sell	3,249,658	4,075,997	5/23/17	58,293	—

franklintempleton.com

Annual Report

23

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	HSBK	Sell	3,323,489	$4,169,198	5/23/17	$60,214	$—
British Pound	SSBT	Sell	44,941	55,574	5/23/17	11	—
British Pound	UBSW	Sell	28,895	36,117	5/23/17	393	—
Total Forward Exchange Contracts						$4,247,523	$(149,797)
Net unrealized appreciation (depreciation)						$4,097,726

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 41.

24 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments in securities:
Cost.	$167,291,189
Value	$161,621,181
Cash	962,726
Restricted Cash (Note 1d)	1,420,000
Foreign currency, at value (cost $206,842)	207,014
Receivables:
Investment securities sold	156,186
Capital shares sold	428,681
Dividends	303,450
Due from brokers.	592,315
Unrealized appreciation on OTC forward exchange contracts	4,247,523
Other assets	16
Total assets	169,939,092
Liabilities:
Payables:
Capital shares redeemed	263,693
Management fees	114,400
Distribution fees	77,955
Transfer agent fees	35,980
Trustees’ fees and expenses	322
Variation margin	114,538
Due to brokers	2,360,000
Unrealized depreciation on OTC forward exchange contracts	149,797
Accrued expenses and other liabilities	79,989
Total liabilities	3,196,674
Net assets, at value	$166,742,418
Net assets consist of:
Paid-in capital	$177,830,901
Distributions in excess of net investment income	(315,020)
Net unrealized appreciation (depreciation)	(1,410,311)
Accumulated net realized gain (loss)	(9,363,152)
Net assets, at value	$166,742,418

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 25

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2016

Class Z:
Net assets, at value	$40,875,155
Shares outstanding	2,855,399
Net asset value and maximum offering price per share	$14.32
Class A:
Net assets, at value	$82,626,138
Shares outstanding	5,797,332
Net asset value per share[a]	$14.25
Maximum offering price per share (net asset value per share ÷ 94.25%)	$15.12
Class C:
Net assets, at value	$25,859,771
Shares outstanding	1,837,254
Net asset value and maximum offering price per share[a]	$14.08
Class R:
Net assets, at value	$694,061
Shares outstanding	48,920
Net asset value and maximum offering price per share	$14.19
Class R6:
Net assets, at value	$16,687,293
Shares outstanding	1,165,529
Net asset value and maximum offering price per share	$14.32

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2016

Investment income:
Dividends (net of foreign taxes of $465,514)	$5,587,274
Interest	22,798
Income from securities loaned (net of fees and rebates)	86,638
Total investment income	5,696,710
Expenses:
Management fees (Note 3a)	1,540,008
Distribution fees: (Note 3c)
Class A	219,334
Class C	278,114
Class R	3,229
Transfer agent fees: (Note 3e)
Class Z	68,927
Class A	150,146
Class C	47,596
Class R	1,105
Class R6	1,524
Custodian fees (Note 4)	29,004
Reports to shareholders	52,113
Registration and filing fees	88,162
Professional fees	77,875
Trustees’ fees and expenses	5,510
Other	45,181
Total expenses	2,607,828
Expense reductions (Note 4)	(1,374)
Expenses waived/paid by affiliates (Note 3f and 3g)	(80,053)
Net expenses	2,526,401
Net investment income.	3,170,309
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(12,172,537)
Foreign currency transactions	2,786,838
Futures contracts	1,441,826
Net realized gain (loss)	(7,943,873)
Net change in unrealized appreciation (depreciation) on:
Investments	3,771,310
Translation of other assets and liabilities
denominated in foreign currencies.	2,522,343
Futures contracts	45,557
Net change in unrealized appreciation (depreciation)	6,339,210
Net realized and unrealized gain (loss)	(1,604,663)
Net increase (decrease) in net assets resulting from operations	$1,565,646

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 27

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$3,170,309	$1,517,970
Net realized gain (loss)	(7,943,873)	3,668,778
Net change in unrealized appreciation (depreciation)	6,339,210	(12,050,083)
Net increase (decrease) in net assets resulting from operations	1,565,646	(6,863,335)
Distributions to shareholders from:
Class Z	(752,123)	(540,800)
Class A	(1,359,676)	(983,407)
Class C	(229,216)	(115,267)
Class R	(10,051)	(5,824)
Class R6	(334,768)	(291,543)
Net realized gains:
Class Z	(154,704)	(662,068)
Class A	(335,389)	(1,747,632)
Class C	(106,625)	(600,597)
Class R	(2,628)	(10,302)
Class R6	(63,007)	(429,291)
Total distributions to shareholders.	(3,348,187)	(5,386,731)
Capital share transactions: (Note 2)
Class Z	(8,767,720)	31,733,987
Class A	(27,056,442)	78,126,822
Class C	(8,521,550)	22,165,666
Class R	24,758	563,842
Class R6	(6,772,837)	5,224,973
Total capital share transactions	(51,093,791)	137,815,290
Net increase (decrease) in net assets	(52,876,332)	125,565,224
Net assets:
Beginning of year	219,618,750	94,053,526
End of year	$166,742,418	$219,618,750
Distributions in excess of net investment income included in net assets:
End of year	$(315,020)	$(436,616)

28 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An

franklintempleton.com

Annual Report

29

FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

30 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

d. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the

franklintempleton.com

Annual Report

31

FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

e. Securities Sold Short (continued)

security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At December 31, 2016, the Fund had no securities sold short.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ

32 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2016		2015
	Shares	Amount	Shares		Amount
Class Z Shares:
Shares sold	1,418,415	$19,343,369	2,413,536		$35,531,201
Shares issued in reinvestment of distributions	60,850	863,079	84,406		1,172,521
Shares redeemed	(2,150,864)	(28,974,168)	(337,358)		(4,969,735)
Net increase (decrease)	(671,599)	$(8,767,720)	2,160,584		$31,733,987
Class A Shares:
Shares sold	1,936,625	$26,120,034	7,288,962	$110,020,725
Shares issued in reinvestment of distributions	118,659	1,674,269	192,280		2,654,730
Shares redeemed	(4,099,974)	(54,850,745)	(2,377,293)		(34,548,633)
Net increase (decrease)	(2,044,690)	$(27,056,442)	5,103,949		$78,126,822
Class C Shares:
Shares sold	363,847	$4,831,729	2,030,613		$30,447,005
Shares issued in reinvestment of distributions	24,173	335,241	52,555		713,543
Shares redeemed	(1,036,433)	(13,688,520)	(626,348)		(8,994,882)
Net increase (decrease)	(648,413)	$(8,521,550)	1,456,820		$22,165,666

franklintempleton.com

Annual Report

33

FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

			Year Ended December 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class R Shares:
Shares sold	28,370		$379,915	39,482		$566,560
Shares issued in reinvestment of distributions	903		12,679	1,172		16,126
Shares redeemed	(27,458)		(367,836)	(1,269)		(18,844)
Net increase (decrease)	1,815		$24,758	39,385		$563,842
Class R6 Shares:
Shares sold	371,903		$5,022,728	401,874		$6,037,202
Shares issued in reinvestment of distributions	28,018		397,775	51,921		720,834
Shares redeemed	(913,622)		(12,193,340)	(104,241)		(1,533,063)
Net increase (decrease)	(513,701)		$(6,772,837)	349,554		$5,224,973

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.875% per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

34 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$20,350
CDSC retained	$5,173

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2016, the Fund paid transfer agent fees of $269,298, of which $135,128 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio, 0.09%	–	11,626,000	(11,626,000)	–	$ –	$ –	$ –	–%

g. Waiver and Expense Reimbursements

Franklin Mutual and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% and Class R6 does not exceed 0.99% based on the average net

franklintempleton.com

Annual Report

35

FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
g.	Waiver and Expense Reimbursements (continued)

assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification,reorgani-zations, and liquidations) until April 30, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to May 1, 2016, expenses for Class R6 were limited to 1.02%.

h. Other Affiliated Transactions

At December 31, 2016, one or more of the funds in Franklin Fund Allocator Series owned 9.4% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2016.	$322
[b]Increase in projected benefit obligation	$109
Benefit payments made to retired trustees	$(183)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$2,534,405
Long term	2,494,574
Total capital loss carryforwards	$5,028,979

36 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid during the years ended December 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$2,686,549	$2,937,290
Long term capital gain	661,638	2,449,441
	$3,348,187	$5,386,731

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$168,028,258

Unrealized appreciation	$8,446,012
Unrealized depreciation	(14,853,089)
Net unrealized appreciation (depreciation)	$(6,407,077)
Distributable earnings - undistributed ordinary income .	$357,627

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2016, aggregated $41,570,589 and $82,434,289, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Statement of			Statement of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Foreign exchange contracts	Variation margin	$171,934	[a]
	Unrealized appreciation on OTC	4,247,523		Unrealized depreciation on OTC	$149,797
	forward exchange contracts			forward exchange contracts
Totals		$4,419,457			$149,797

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/
payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

franklintempleton.com

Annual Report

37

FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

9. Other Derivative Information (continued)

For the year ended December 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss) for		Statement of	(Depreciation)
Hedging Instruments	Operations Location	the Year		Operations Location	for the Year

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Investments	$(388,147)[a]
	Foreign currency	2,887,314	[b]	Translation of other assets	$2,524,110	[b]
	transactions			and liabilities
				denominated in foreign
				currencies
	Futures contracts	1,441,826		Futures contracts	45,557
Totals		$3,940,993			$2,569,667

aPurchased option contracts are included in net realized gain (loss) from investments in the Statement of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the average month end fair value of derivatives represented 2.4% of average month end net assets. The average month end number of open derivative contracts for the year was 230.

At December 31, 2016, the Fund’s OTC derivative assets and liabilities were as follows:

	Gross Amounts
	of Assets and Liabilities
	Presented in the
	Statement of Assets and
	Liabilities
	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$4,247,523	$149,797

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

38 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

At December 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a]	Received[b]	than zero)
Counterparty
BOFA	$266,329	$(5,519)	$(239,307)	$—	$21,503
BONY	160,097	(8,736)	(126,436)	—	24,925
FBCO.	874,916	(2,088)	—	(872,828)	—
HSBK.	1,766,885	(121,872)	(1,169,439)	—	475,574
SSBT	956,222	(5,719)	—	(950,503)	—
UBSW	223,074	(5,863)	—	(217,211)	—
Total	$4,247,523	$(149,797)	$(1,535,182)	$(2,040,542)	$522,002

a At December 31, 2016, the Fund received United Kingdom Treasury Bonds and U.S. Treasury Notes as collateral for derivatives.
b In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-
ization. Actual collateral received and/or pledged may be more than the amounts.

At December 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BOFA	$5,519	$(5,519)	$—	$—	$—
BONY.	8,736	(8,736)	—	—	—
FBCO	2,088	(2,088)	—	—	—
HSBK	121,872	(121,872)	—	—	—
SSBT	5,719	(5,719)	—	—	—
UBSW	5,863	(5,863)	—	—	—
Total.	$149,797	$(149,797)	$—	$—	$—

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 41.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

franklintempleton.com

Annual Report

39

FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

10. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$153,023,742	$—	$—	$153,023,742
Short Term Investments	997,439	7,600,000	—	8,597,439
Total Investments in Securities	$154,021,181	$7,600,000	$—	$161,621,181

Other Financial Instruments:
Futures Contracts	$171,934	$—	$—	$171,934
Forward Exchange Contracts	—	4,247,523	—	4,247,523
Total Other Financial Instruments	$171,934	$4,247,523	$—	$4,419,457

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$149,797	$—	$149,797

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

40 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

12. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
FBCO	Credit Suisse International	USD	United States Dollar
HSBK	HSBC Bank PLC
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

franklintempleton.com

Annual Report

41

FRANKLIN MUTUAL INTERNATIONAL FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual International Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual International Fund (the “Fund”) (one of the Funds constituting Franklin Mutual Series Funds), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual International Fund (one of the Funds constituting Franklin Mutual Series Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 21, 2017

42 Annual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $661,638 as a long term capital gain dividend for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $3,996,867 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 21, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class Z	$0.0364	$0.3508	$0.2296
Class A	$0.0364	$0.3115	$0.2036
Class C	$0.0364	$0.1994	$0.1303
Class R	$0.0364	$0.2861	$0.1871
Class R6	$0.0364	$0.3757	$0.2457

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com

Annual Report

43

FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	42	Ares Capital Corporation (specialty
c/o Franklin Mutual Advisers, LLC				finance company) (2010-present),
101 John F. Kennedy Parkway				United Natural Foods, Inc. (distributor
Short Hills, NJ 07078-2789				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee and	Trustee since	16	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	Vice Chairman	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway		Chairman		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789		since 2015		(1999-2015).
Principal Occupation During at Least the Past 5 Years:
Managing Director, B. J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman	Trustee	Since 2009	16	None
(1947)
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications and consulting firm); serves on Advisory Board of Knight Bagehot
Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003);
Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight;
and Editor, CBS Network News.

Keith Mitchell (1954)	Trustee	Since 2009	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

44 Annual Report

franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2015	42	Emeritus Corporation (assisted living)
c/o Franklin Mutual Advisers, LLC				(1999-2010) and OSI Pharmaceuticals,
101 John F. Kennedy Parkway				Inc. (pharmaceutical products)
Short Hills, NJ 07078-2789				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946)	Trustee and	Trustee since 1993	42	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	Chairman	and Chairman of		(2003-present).
101 John F. Kennedy Parkway	of the	the Board since
Short Hills, NJ 07078-2789	Board	2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	16	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee since	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President, and	2007, President,		(AIG) Credit Facility Trust (2010-2011).
101 John F. Kennedy Parkway	Chief Executive and Chief
Short Hills, NJ 07078-2789	Officer –	Executive Officer –
	Investment	Investment
	Management	Management since
		2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

franklintempleton.com

Annual Report

45

FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of one of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary	since 2009 and
San Mateo, CA 94403-1906		Secretary
since 2005
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Robert Lim (1948)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway	– AML	May 2016
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

46 Annual Report

franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisors, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com

Annual Report

47

FRANKLIN MUTUAL SERIES FUNDS FRANKLIN MUTUAL INTERNATIONAL FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

48 Annual Report

franklintempleton.com

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $546,756 for the fiscal year ended December 31, 2016 and $537,536 for the fiscal year                                          ended December 31, 2015.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $5,504 the fiscal year ended December 31, 2016 and $2,918 for the fiscal year ended December 31, 2015.  The services for which these fees were paid included identifying passive foreign investment company to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $74,500 for the fiscal year ended December 31, 2016 and $82,835 for the fiscal year ended December 31, 2015. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $80,004 for the fiscal year ended December 31, 2016 and $85,753 for the fiscal year ended December 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date February 24, 2017

By /s/ Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

 Chief Accounting Officer

Date: February 24, 2017